EXHIBIT 32.1


                                  CERTIFICATION



         In connection with the Annual Report of Solpower Corporation. (the "Company") on Form 10-KSB for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James H. Hirst, President & Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.




Date:  May  29, 2007                   By: /s/ James H. Hirst
                                       ----------------------
                                       James H. Hirst
                                       Chief Executive Officer, President,
                                       Director and Principal Accounting Officer